SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2009



                           PARAGON TECHNOLOGIES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


      DELAWARE                     1-15729                        22-1643428
---------------------          ---------------                ------------------
  (State or Other                (Commission                   (I.R.S. Employer
   Jurisdiction                      file                       Identification
of Incorporation or                 number)                         Number)
   Organization)



                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (610) 252-3205
                    ----------------------------------------
              (Registrant's telephone number, including area code)

Item 2.02.        Results of Operations and Financial Condition.
----------        ----------------------------------------------

         The information under this caption is furnished by Paragon Technologies, Inc. (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On March 17, 2009, the Company issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2008.
A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         The press release contains a reference to EBITDA and provides a reconciliation of EBITDA to Net income (loss) on the face of the statements of operations. EBITDA is used by investors and analysts as an alternative to GAAP measures when evaluating the Company's performance in comparison to other companies. In order to fully assess our financial operating results, management believes that EBITDA is an appropriate measure of evaluating our operating performance, because it eliminates the effects of financing and accounting decisions. This measure is also significant to institutional lenders, and is considered an important internal benchmark of performance by the Company.

         EBITDA, which is earnings before interest, taxes, depreciation, and amortization, is computed by adding back interest expense, income tax expense, depreciation expense, and amortization expense to Net income (loss) as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.



Item 9.01.        Financial Statements and Exhibits
----------        ---------------------------------

(c) Exhibits

Exhibit Number                         Description
--------------                         -----------

    99.1 Press Release dated March 17, 2009 announcing financial results for the fourth quarter and year ended December 31, 2008.



                                   Signatures
                                   ----------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    PARAGON TECHNOLOGIES, INC.


Date:  March 17, 2009               By:     /s/ Leonard S. Yurkovic
                                         ------------------------------------
                                              Leonard S. Yurkovic
                                              Acting CEO

Exhibit Index
-------------

Exhibit Number                             Description
--------------                             -----------

    99.1 Press Release dated March 17, 2009 announcing financial results for the fourth quarter and year ended December 31, 2008.